UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

May 12, 2011 (May 9, 2011)
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

World Headquarters
1 Elmcroft Road
Stamford, Connecticut 06926-0700
(Address of principal executive offices)

(203) 356-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As set forth in Item 5.07 below, at the Annual Meeting of Stockholders held on May 9, 2011 at the Pitney Bowes Inc. (the “Company”) World Headquarters in Stamford, Connecticut (the “Annual Meeting”) the Company’s stockholders approved certain amendments to the Restated Certificate of Incorporation of Pitney Bowes Inc. (the “Certificate”) and to the Pitney Bowes Inc. Amended and Restated By-laws (the “By-laws”) to remove the supermajority voting requirements for the following actions (i) removing any director from office; (ii) certain business combinations; (iii) amending certain provisions of the Certificate; and (iv) amending certain provisions of the By-laws. The Certificate of Amendment to the Restated Certificate of Incorporation of Pitney Bowes Inc. (the “Certificate of Amendment”) was filed with the Secretary of State of the State of Delaware on May 9, 2011 and became effective upon filing.

Additionally, on May 9, 2011, subsequent to the Annual Meeting, the Company’s Board of Directors approved the elimination of the provisions of the Certificate relating to the Series A Junior Participating Preference Stock since no such shares were outstanding and the Company has no plans to issue any such shares. The Certificate of Elimination of the Series A Junior Participating Preference Stock of Pitney Bowes Inc. (the “Certificate of Elimination”) was filed with the Secretary of State of the State of Delaware on May 9, 2011 and became effective upon filing. After approving the elimination of the Series A Junior Participating Preference Stock, the Company’s Board of Directors approved (i) the restatement of the Certificate (the “Restated Certificate”), subject to and conditioned upon the filing of the Certificate of Amendment and the Certificate of Elimination, and (ii) the amendment and restatement of the By-laws (the “Amended and Restated By-Laws”), subject to and conditioned upon the effectiveness of the Restated Certificate in each case to integrate the prior amendments and eliminations to each respective document. The Amended and Restated By-Laws became effective on May 10, 2011.

The description above is qualified in its entirety by the Certificate of Amendment, the Certificate of Elimination, the Restated Certificate and the Amended and Restated By-Laws, copies of which are attached hereto as Exhibits (3)(a), (b), (c) and (d) respectively, and are incorporated herein by reference.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Company’s Annual Meeting was held on May 9, 2011.

(b)

Each of the matters submitted to the stockholders was approved by the requisite voting power required for approval of the respective proposal. The results of the voting on the matters submitted to the stockholders were as follows:

Proposal 1 – Election of Directors

The individuals listed below were elected to serve as directors of the Company for a one year term expiring at the 2012 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until such director’s death, resignation or removal. The voting results were as follows:

Director Nominee	Vote For	Vote Against	Abstain	Broker Non-Vote

Rodney C. Adkins	133,615,044	11,798,957	320,389	27,539,647
Murray D. Martin	139,622,403	5,786,171	325,816	27,539,647
Michael I. Roth	131,287,180	14,124,885	322,325	27,539,647
Robert E. Weissman	131,494,640	13,919,074	320,676	27,539,647

Proposal 2 – Ratification of the Audit Committee’s Appointment of the Independent Accountants for 2011

The appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2011 was ratified. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote

169,949,557	2,843,499	480,981	0

Proposal 3 – Amendments to the Restated Certificate of Incorporation and Amended and Restated By-laws to Remove Certain Supermajority Vote Requirements.

The amendments to the Restated Certificate of Incorporation and the Pitney Bowes Inc. Amended and Restated By-laws to remove the supermajority vote requirements for certain actions listed below were approved. The voting results were as follows:

          Proposal 3(a): Removing any director from office

Vote For	Vote Against	Abstain	Broker Non-Vote

170,935,084	1,489,603	849,350	0

          Proposal 3(b): Certain business combinations

Vote For	Vote Against	Abstain	Broker Non-Vote

170,526,504	1,808,977	938,556	0

          Proposal 3(c): Amending certain provisions of the Certificate

Vote For	Vote Against	Abstain	Broker Non-Vote

170,421,001	1,868,855	984,181	0

          Proposal 3(d): Amending certain provisions of the By-laws

Vote For	Vote Against	Abstain	Broker Non-Vote

170,393,873	1,929,548	950,616	0

Proposal 4 – Advisory Vote on Executive Compensation

The advisory vote on executive compensation was approved. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote

121,714,497	23,306,963	712,930	27,539,647

Proposal 5 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Stockholders voted on an advisory basis to conduct future advisory votes on executive compensation every one year. The voting results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote

128,303,836	614,144	16,018,505	797,905	27,539,647

Proposal 6 – Approval of the Material Terms of the Performance Goals Pursuant to Internal Revenue Code Section 162(m) for Certain Incentive Plans

The material terms of the performance goals pursuant to Internal Revenue Code Section 162(m) for the following incentive plans were approved. The voting results were as follows:

          Proposal 6(a): Pitney Bowes Inc. Key Employees Incentive Plan

Vote For	Vote Against	Abstain	Broker Non-Vote

140,678,022	4,380,741	675,627	27,539,647

          Proposal 3(b): Pitney Bowes Inc. 2007 Stock Plan

Vote For	Vote Against	Abstain	Broker Non-Vote

138,882,433	6,102,132	749,825	27,539,647

(d)

A majority of the votes cast by the stockholders voted, on an advisory basis, to conduct future advisory votes to approve executive compensation every year consistent with the previously approved recommendation of the Company’s Board of Directors to its stockholders. Accordingly, the Company has adopted a policy to conduct an advisory vote on executive compensation every year until the next advisory vote on the frequency of advisory votes on executive compensation, which is expected to occur no later than our Annual Meeting of Stockholders in 2017.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit Number

(3)(a)	Certificate of Amendment to the Restated Certificate of Incorporation of Pitney Bowes Inc.

(b)	Certificate of Elimination of the Series A Junior Participating Preference Stock of Pitney Bowes Inc.

(c)	Restated Certificate of Incorporation of Pitney Bowes Inc.

(d)	Pitney Bowes Inc. Amended and Restated By-laws (effective as of May 10, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

May 12, 2011

/s/ Amy Corn

Amy Corn
Vice President, Secretary and Chief Governance Officer